UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2004

PS BUSINESS PARKS, INC.

(Exact Name of Registrant as Specified in Charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 818-244-8080

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 23, 2004, PS Business Parks, Inc., a California corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) among Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters (collectively, the “Underwriters”), the Company and PS Business Parks, L.P., a California limited partnership (the “Operating Partnership”), relating to a public offering by the Company of up to 2,300,000 Depositary Shares (the “Shares”), each representing one one-thousandth of a share of the Company’s 7.60% Cumulative Preferred Stock, Series L, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the “Preferred Stock”), including 300,000 Shares which may be purchased by the Underwriters to cover over-allotments. The Company has also entered into a Deposit Agreement, dated August 23, 2004, among the Company, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”).

The offering is being made under a Registration Statement on Form S-3 (No. 333-112969) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on March 5, 2004.

On August 25, 2004, the Company filed a supplement to the prospectus in the Registration Statement, dated August 23, 2004, relating to the issuance and sale of the Shares (the “Prospectus Supplement”).

This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Deposit Agreement, the Certificate of Determination of the Preferred Stock, the form of stock certificate of the Preferred Stock, and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

In addition to the foregoing, and also on August 23, 2004, Joseph E. Miller, Vice President and Corporate Controller of the Company, announced his resignation in order to pursue other business interests.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

(c)	Exhibits

Exhibit 1.1 -	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.60% Cumulative Preferred Stock, Series L, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

Exhibit 3.1 -	Certificate of Determination for the 7.60% Cumulative Preferred Stock, Series L.

Exhibit 4.1 -	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2 -	Specimen stock certificate for the Company’s 7.60% Cumulative Preferred Stock, Series L.

Exhibit 5.1 -	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 23.1 -	Consent of David Goldberg (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

By:	/s/ Edward A. Stokx
Name:	Edward A. Stokx
Title:	Executive Vice President

Date: August 25, 2004

INDEX TO EXHIBITS

Exhibit 1.1 -	Underwriting Agreement relating to the Company’s Depositary Shares Representing Shares of the Company’s 7.60% Cumulative Preferred Stock, Series L, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

Exhibit 3.1 -	Certificate of Determination for the 7.60% Cumulative Preferred Stock, Series L.

Exhibit 4.1 -	Deposit Agreement Relating to the Depositary Shares (including form of Depositary Receipt).

Exhibit 4.2 -	Specimen stock certificate for the Company’s 7.60% Cumulative Preferred Stock, Series L.

Exhibit 5.1 -	Opinion of David Goldberg as to the validity of the Depositary Shares.

Exhibit 23.1 -	Consent of David Goldberg (contained in Exhibit 5.1).